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                                  EXHIBIT 23.1

                               CONSENT OF KPMG LLP


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                                                                    EXHIBIT 23.1









The Board of Directors
QNB Corp.
10 North Third Street
Quakertown, PA 18951-9005



We consent to the use of our reported incorporated herein by reference.


         /s/   KPMG LLP


Philadelphia, Pennsylvania
November 15, 1999